UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2020 (January 7, 2020)

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-205888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard

South San Francisco, CA 94080

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, Twist Bioscience Corporation (the “Company”) announced that Patrick Weiss was appointed by the Board of Directors (the “Board”) as the Company’s new Chief Operating Officer, effective as of the close of business on January 7, 2020 (the “Effective Time”) and will replace William Banyai, Ph.D. in such capacity. Concurrently, the Company also announced that Dr. Banyai was appointed as Senior Vice President of Advanced Development and General Manager of Data Storage as of the Effective Time and will no longer serve as Chief Operating Officer as of the Effective Time. Dr. Banyai will continue to serve as a director on the board of directors of the Company.

Mr. Weiss, age 49, previously served and the Company’s Senior Vice President of Research and Development, General Manager of Data Storage from October 2018 to January 2020 and as the Company’s Vice President of Operations from January 2014 to September 2018. Prior to joining the Company, Mr. Weiss served as an outside consultant to various technology companies between April 2010 and December 2013. Mr. Weiss also served as Chief Executive Officer of Operon Biotechnologies, Inc. from June 2004 to March 2010. Mr. Weiss holds an M.Sc. in Chemistry from E.T.H. Zurich.

There are no family relationships between Mr. Weiss and any director or officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 13, 2020 titled “Twist Bioscience Promotes Patrick Weiss to Chief Operating Officer Setting Stage for Future Growth — Bill Banyai, Ph.D., to Lead DNA Data Storage and Technology Development.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2020	Twist Bioscience Corporation

/s/ Mark Daniels
Mark Daniels
Senior Vice President, Chief Legal Officer, Chief Ethics and Compliance Officer, and Secretary